NeuBase Therapeutics, Inc. 10-Q

Exhibit 32.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Not Filed Pursuant to the Securities Exchange Act of 1934

In connection with the Quarterly Report of NeuBase Therapeutics, Inc. (the“Company”) on Form 10-Q for the quarterly period ending June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sam Backenroth, Chief Financial Officer (Principal Financial Officer), of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2019

/s/ Sam Backenroth
Name: Sam Backenroth
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)